                                 EXHIBIT 10(e)

                          CYPRUS AMAX MINERALS COMPANY

                               MATERIAL CONTRACTS
                          RESTORATIVE RETIREMENT PLANS

                           AMENDMENT NUMBER 7 TO THE
                           -------------------------
                            CYPRUS MINERALS COMPANY
                            -----------------------
                RESTORATIVE BENEFIT PLAN FOR SALARIED EMPLOYEES
                -----------------------------------------------


          THIS AMENDMENT is made this 10th day of May, 1994, by the Retirement Plan Committee of the Cyprus Minerals Company Restorative Benefits Plan for Salaried Employees (the "Committee").

                                    RECITALS
                                    --------

          WHEREAS, Section 7.1 of the Cyprus Minerals Company Restorative Benefits Plan for Salaried Employees (the "Plan") provides in part as follows:

          ". . . the right is reserved to amend . . . the Plan"

                                   AMENDMENT
                                   ---------

          NOW, THEREFORE, the Plan is amended as follows:

          1.  Article IV of the Plan is amended in its entirety as follows:

               If the accrued benefit payable to a Participant, his surviving spouse or other Beneficiary under the Retirement Plan, without regard to Internal Revenue Code ("Code") section 415, is less than the accrued benefit payable under the Retirement Plan which is calculated without regard to Code sections 415 and 401(a)(17) and including in the Participant's compensation, the fair market value as of the vesting dates of certain grants of restricted stock designated by the Board of Directors as intended to be included in compensation for purposes of computing benefits payable under this Plan ("Restricted Stock") and any compensation, included in the year of deferral, which is deferred under any deferred compensation plan sponsored by the Company, the Participant, his surviving spouse or other Beneficiary shall be paid a benefit under this Plan equal to the difference between (a) the vested accrued benefit under the Retirement Plan, without regard to Code section 415, and (b) the vested benefit that would have been payable under the Retirement Plan if the limitations under Code sections 415 and 401(a)(17) had not applied and if the fair market value as of the vesting dates of Restricted Stock and any compensation, included in the year of deferral, which is deferred under any deferred compensation plan sponsored by the Company, had been included in the Participant's compensation.

          2. Any inconsistent provisions of the Plan shall be read consistent with this Amendment.

          3. Except as amended above, each and every other provision of the Plan is affirmed and readopted.

          4. Except as otherwise specified above, the effective date of this amendment shall be January 1, 1994.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                         RETIREMENT PLAN COMMITTEE


                         By:  /s/ PHILIP C. WOLF
                              ------------------------
                              Philip C. Wolf, Chairman


                         By:  /s/ FRANCIS J. KANE
                              -----------------------
                              Francis J. Kane, Member


                         By:  /s/ GERARD H. PEPPARD
                              -------------------------
                              Gerard H. Peppard, Member


                         CYPRUS MINERALS COMPANY


                         By:  /s/ MILTON H. WARD
                              -------------------------
                              Milton H. Ward, President

                           AMENDMENT NUMBER 6 TO THE
                           -------------------------
                            CYPRUS MINERALS COMPANY
                            -----------------------
                RESTORATIVE BENEFIT PLAN FOR SALARIED EMPLOYEES
                -----------------------------------------------


          THIS AMENDMENT is made this 27th day of September 1993, by the Retirement Plan Committee of the Cyprus Minerals Company Restorative Benefits Plan for Salaried Employees (the "Committee").

                                    RECITALS
                                    --------

          WHEREAS, Section 7.1 of the Cyprus Minerals Company Restorative Benefits Plan for Salaried Employees (the "Plan") provides in part as follows:

          ". . . the right is reserved to amend . . . the Plan"

                                   AMENDMENT
                                   ---------

          NOW, THEREFORE, the Plan is amended as follows:

          1.  Section 5.5 of the Plan is amended in its entirety as follows:

              5.5  Change in Control: In the event of a Change in Control, each
                   -----------------
     Eligible Employee shall be fully vested in the benefit payable under this section 5.5. The benefit payable under this section 5.5 will be the actuarial equivalent, of the benefit amount computed under Article IV of the Plan as though the Eligible Employee terminated employment on the date Change in Control is deemed to have occurred. Such benefit shall be paid in the form of a lump sum as soon as administratively feasible after the Change in Control is deemed to have occurred, and if the payment date is before the date the Eligible Employee attains Normal Retirement Age, such benefit shall be reduced in accordance with the provisions of the Retirement Plan governing payment of benefits before Normal Retirement Age. In the event of the merger between Cyprus Minerals Company and Amax Inc. (The "Merger"), no immediate payment will be made to any Eligible Employee as a consequence of said Merger. Payment will be made only upon an Eligible Employee's termination of employment following the Merger.

          2. Any inconsistent provisions of the Plan shall be read consistent with this Amendment.

          3. Except as amended above, each and every other provision of the Plan is affirmed and readopted.

          4.  The effective date of this amendment shall be September 7, 1993.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                         RETIREMENT PLAN COMMITTEE


                         By:  /s/ KEVIN LOUGHREY
                              ------------------------
                              Kevin Loughrey, Chairman


                         By:  /s/ DENNIS C. HAUGH
                              -----------------------
                              Dennis C. Haugh, Member


                         By:  /s/ GERARD H. PEPPARD
                              -------------------------
                              Gerard H. Peppard, Member


                         CYPRUS MINERALS COMPANY


                         By:  /s/ MILTON H. WARD
                              -------------------------
                              Milton H. Ward, President

                           AMENDMENT NUMBER 5 TO THE
                           -------------------------
                            CYPRUS MINERALS COMPANY
                            -----------------------
                   415 LIMITATION PLAN FOR SALARIED EMPLOYEES
                   ------------------------------------------


          THIS AMENDMENT is made this 27th day of September, 1993, by the Retirement Plan Committee of the Cyprus Minerals Company 415 Limitation Plan for Salaried Employees (the "Committee").

                                    RECITALS
                                    --------

          WHEREAS, Section 6.1 of the Cyprus Minerals Company 415 Limitation Plan for Salaried Employees (the "Plan") provides in part as follows:

          ". . . the right is reserved to amend . . . the Plan"

                                   AMENDMENT
                                   ---------

          NOW, THEREFORE, the Plan is amended as follows:

          1.  Section 5.5 of the Plan is amended in its entirety as follows:

              5.5  Change in Control: In the event of a Change in Control, each
                   -----------------
     Eligible Employee shall be fully vested in the benefit payable under this section 5.5. The benefit payable under this section 5.5 will be the actuarial equivalent, of the benefit amount computed under Article IV of the Plan as though the Eligible Employee terminated employment on the date Change in Control is deemed to have occurred. Such benefit shall be paid in the form of a lump sum as soon as administratively feasible after the Change in Control is deemed to have occurred, and if the payment date is before the date the Eligible Employee attains Normal Retirement Age, such benefit shall be reduced in accordance with the provisions of the Retirement Plan governing payment of benefits before Normal Retirement Age. In the event of the merger between Cyprus Minerals Company and Amax Inc. (The "Merger"), no immediate payment will be made to any Eligible Employee as a consequence of said Merger. Payment will be made only upon an Eligible Employee's termination of employment following the Merger.

          2. Any inconsistent provisions of the Plan shall be read consistent with this Amendment.

          3. Except as amended above, each and every other provision of the Plan is affirmed and readopted.

          4.  The effective date of this amendment shall be September 7, 1993.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                         RETIREMENT PLAN COMMITTEE


                         By:  /s/ KEVIN LOUGHREY
                              ------------------------
                              Kevin Loughrey, Chairman


                         By:  /s/ DENNIS C. HAUGH
                              -----------------------
                              Dennis C. Haugh, Member


                         By:  /s/ GERARD H. PEPPARD
                              -------------------------
                              Gerard H. Peppard, Member


                         CYPRUS MINERALS COMPANY


                         By:  /s/ MILTON H. WARD
                              -------------------------
                              Milton H. Ward, President